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                                                                   EXHIBIT 10.18
                                                                   -------------

                AMENDMENT NO. 3 TO RECEIVABLES PURCHASE AGREEMENT

     THIS AMENDMENT NO. 3 TO RECEIVABLES PURCHASE AGREEMENT (this "Amendment") is entered into as of February 4, 2002 by and among KOHL'S DEPARTMENT STORES, INC., a Delaware corporation (the "Seller"), the Investors, Preferred Receivables Funding Corporation ("PREFCO") and BANK ONE, NA, as Agent. Unless defined elsewhere herein, capitalized terms used in this Amendment shall have the meanings assigned to such terms in the Existing Purchase Agreement referred to below.

                                   WITNESSETH:

          WHEREAS, the parties hereto have entered into a Receivables Purchase Agreement, dated as of December 23, 1999, providing for a receivables purchase facility in an aggregate amount not to exceed $225,000,000 (as previously amended, the "Existing Purchase Agreement", and as amended by this Amendment, the "Purchase Agreement"); and

          WHEREAS, in the ordinary course of Seller's business, Seller has executed, and from time to time may execute, promissory notes in an aggregate outstanding principal amount not to exceed $450,000,000 which (i) are, with respect to promissory notes existing on the date hereof, and which are, with respect to promissory notes executed in the future, immediately upon execution thereof, marked with a legend indicating that the obligations thereunder are subordinated to the obligations under the Purchase Agreement and (ii) represent or evidence intercompany debt obligations of Seller in favor owing to Kohl's Investment Corp., an affiliate of Seller ("KIC") (such promissory notes, whether now outstanding or as may be issued in the future are collectively referred to herein as the "KIC Notes");

          WHEREAS, Seller wishes to secure Seller's obligations under the KIC Notes by granting KIC a subordinated security interest in certain of the assets described in the Purchase Agreement;

          WHEREAS, the Seller, PREFCO, the Investors and the Agent desire to make certain amendments and modifications to the Existing Purchase Agreement;

          NOW THEREFORE, in consideration of the premises and the mutual agreements set forth herein and for other consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1. Amendments to Existing Purchase Agreement. Subject to and conditioned upon the fulfillment of each of the conditions precedent set forth in Section 2 hereto, effective as of February 4, 2001:


          1.1. The last sentence of Section 3.1(g) of the Purchase Agreement is hereby amended and restated to read as follows:




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          This Agreement is effective to, and shall, upon each purchase hereunder, transfer to the relevant Purchaser or Purchasers (and such Purchaser or Purchasers shall acquire from the Seller) a valid and perfected first priority Security Interest in each Receivable existing or hereafter arising and in the Related Security and Collections with respect thereto, free and clear of any Adverse Claim, except (i) as created by this Agreement and the documents entered into in connection herewith and (ii) solely to the extent such liens secure one or more KIC Notes.

          1.2. A new Section 3.4(r) which shall read as follows is hereby added to Section 3.1 of the Purchase Agreement:

          "(r) Subordination. All of the obligations of Seller to Agent and Purchasers hereunder constitute "Senior Debt" under and as defined in that certain Subordination Agreement dated as of February 4, 2001 among Seller, Agent and Kohl's Investment Corp., as amended, restated supplemented or otherwise modified from time to time.

          1.3. Section 5.2(d) of the Purchase Agreement is hereby amended by inserting the phrase," other than liens in favor of Kohl's Investment
     Corp. solely to the extent such liens secure KIC Notes immediately prior to the phrase "The Seller shall not" which appears therein.

          2. Conditions Precedent to Amendment Effectiveness. The amendments and modifications set forth in Section 1 shall become effective as of date of this Amendment upon, and are expressly conditioned upon the Agent's receipt of original executed counterparts of this Amendment from the Seller, PREFCO and each Investor.

          3. Representations and Warranties. In order to induce the Agent and the Investors to enter into this Amendment, the Seller hereby represents and warrants to the Investors that:

          (a) The execution, delivery and performance by the Seller of this Amendment and each other document to be delivered hereunder to which it is a party, are within its corporate powers, have been duly authorized by all necessary corporate action, do not contravene or violate (i) its certificate or articles of incorporation or by-laws, (ii) any law, rule or regulation applicable to it, (iii) any restrictions under any agreement, contract or instrument to which it is a party or by which it or any of its property is bound, or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property, and do not result in the creation or imposition of any Adverse Claim on assets of the Seller. This Amendment has been duly executed and delivered by the Seller.

          (b) This Amendment and the Existing Purchase Agreement as amended by this Amendment constitutes the legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally.

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          (c) The representations and warranties of the Seller set forth in
     Article 3 of the Purchase Agreement are correct in all material respects on and as of the date hereof as though made on and as of the date hereof.

          (d) As of the effectiveness of this Amendment, no Servicer Default or a Potential Servicer Default has occurred and is continuing.

          4. Reference to and Effect Upon the Existing Purchase Agreement. Upon the effectiveness of this Amendment, each reference in the Existing Purchase Agreement to "the Agreement", "hereunder", "hereof", "herein", or words of like import, shall mean and be a reference to the Existing Purchase Agreement, as amended hereby, and each reference to the Existing Purchase Agreement in any other Transaction Document shall mean and be a reference to the Existing Purchase Agreement, as amended hereby.

          5. Reaffirmation; Consent. Seller hereby reaffirms to the Agent and each of the Purchasers that, except as modified hereby, the Existing Purchase Agreement and all of the Transaction Documents remain in full force and effect and have not been otherwise waived, modified or amended. Except as expressly modified hereby, all of the terms and conditions of the Existing Purchase Agreement shall remain unaltered and in full force and effect.


          6. Choice of Law. This Amendment shall be governed by and construed in accordance with the laws and decisions of the State of Illinois without giving effect to the conflicts of law principles thereunder.

          7. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. One or more counterparts of this Amendment may be delivered by telecopier, with the intention that they shall have the same effect as an original counterpart thereof.

                            [Signature Pages Follow]

                                       3

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers or representatives as of the date hereof.

                                KOHL'S DEPARTMENT STORES, INC.


                                By: /s/ Arlene Meier
                                    ----------------------------
                                        Arlene Meier
                                        Chief Operating Officer

                                PREFERRED RECEIVABLES FUNDING
                                CORPORATION




                                By: /s/ Andrew Leszczynski
                                    ----------------------------
                                        Andrew Leszczynski
                                        Authorized Signatory

INVESTORS:

Commitment
----------

$155,000,000.00                 BANK ONE, NA, as an Investor and as Agent


                                By: /s/ Andrew Leszczynski
                                    ----------------------------
                                        Andrew Leszczynski
                                        Authorized Signatory

                                       4


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Commitment
----------

$15,000,000.00                  THE BANK OF NEW YORK



                                By: /s/ William Barnum
                                    ----------------------------
                                Title: Vice President
                                       -------------------------


                                       5

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Commitment
----------

$25,000,000                     COMERICA BANK



                                By: /s/ Kathleen Kasperek
                                    ----------------------------
                                Title: Assistant Vice President
                                       -------------------------


                                       6

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Commitment
----------

$15,000,000                     FIRST UNION NATIONAL BANK



                                By: /s/ William F. Fox
                                    ----------------------------
                                Title: Vice President
                                       -------------------------



                                       7

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Commitment
----------

$15,000,000                     FIRSTAR BANK MILWAUKEE, N.A.



                                By: /s/ James Spredemann
                                    ----------------------------
                                Title: Vice President
                                       -------------------------





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